Exhibit 99.1
News release via Canada NewsWire, Toronto 416-863-9350

           Attention Business/Financial Editors:
           Vitran reports 2009 year-end and fourth quarter operating results

           <<
           -------------------------------------------------------------------------
           REMINDER:
           Vitran management will conduct a conference call and webcast today,
           February 8, 2010 at 10:00 a.m. (ET), to discuss the Company's 2009 fourth quarter results.
           Conference call dial-in: 888/231-8191 or 647/427-7450 (international)
           Live Webcast: www.vitran.com (select "Investor Relations")
           -------------------------------------------------------------------------
           >>

           TORONTO, Feb. 8 /CNW/ - Vitran Corporation Inc. (NASDAQ: VTNC, TSX: VTN),
a North American transportation and supply chain firm, today announced year-end and quarterly financial results for the twelve and three-month periods ended December 31, 2009 (all figures reported in $U.S.).
           For the year ended December 31, 2009, Vitran achieved consolidated revenue of $629.3 million compared to $726.3 million for the 2008 year. Vitran reported a net loss of $4.0 million, or $0.28 per diluted share compared to a net loss of $71.2 million, or $5.28 per diluted share in 2008. The 2008 net loss included a one-time non-cash goodwill impairment charge of $107.4 million, or $5.62 per diluted share.
           In the 2009 fourth quarter, Vitran reported revenue of $165.0 million,
7.0 percent above the $154.2 million achieved in the year-ago period. During the three months, the Company incurred a net loss of $2.3 million, or $0.14 per diluted share. In the comparable 2008 three-month period, Vitran recorded a net loss of $79.0 million, or $5.85 per diluted share. Excluding the impact of the goodwill impairment charge, fourth quarter 2008 was a loss of $3.2 million or $0.23 per diluted share.
           "The fourth quarter of 2009 was the first quarter in several quarters where financial and operating metrics improved over the prior year. We are very pleased with the sales momentum in our U.S. LTL business unit as our daily shipment count and daily tonnage exceeded the fourth quarter of 2008.
Within our new amalgamated U.S. LTL business unit, our sales initiatives are working as evidenced by the 22.5% increase in length of haul for the year. All these improvements were offset by the persistence of a poor pricing environment in the fourth quarter. Notwithstanding, we feel that our positive activity trends position our LTL segment for success when the pricing environment begins to change," stated Vitran President and Chief Executive
Officer Rick Gaetz.
           "Our Supply Chain Operation segment is growing and performing. It is becoming a significant contributor to Vitran's overall business model. The SCO segment turned in a record fourth quarter and fiscal year for 2009. We continued to maximize our existing infrastructure, as well as added new customers and facilities to the U.S. infrastructure. We look forward to improved results in 2010," Mr. Gaetz added.
           "With the fourth quarter improvements in the income from operations in our LTL and Supply Chain segments we were able to reduce our total debt under
$100 million dollar, reducing our consolidated leverage ratio, resulting in a
50 basis point reduction on our syndicated debt margins for the first quarter of 2010."
           "Finally, we would like to thank all the valued employees, customers and shareholders who remained committed to Vitran in these demanding economic times. We look forward to continued momentum with new opportunities in 2010,"
Mr. Gaetz concluded.

           Segmented Results

           The LTL (less-than-truckload) segment posted a loss from operations for the 2009 fourth quarter of $2.6 million, with an OR (operating ratio) of
101.9% compared to a loss from operations of $4.7 million and an OR of 103.7%
in the comparable period a year ago. In the comparable fourth quarters, shipments and tonnage increased 3.6% and 4.7%, respectively, in the LTL segment.
           The Supply Chain Operation segment posted an increase in revenue of 15.5%
to $21.5 million, a 40.6% improvement in income from operations to $1.9 million and a 91.0 OR. The Truckload segment had a modest increase in revenue of 3.9 percent and posted a 98.1 OR.

           About Vitran Corporation Inc.

           Vitran Corporation Inc. is a North American group of transportation companies offering less-than-truckload, logistics, truckload, and freight brokerage services. To find out more about Vitran Corporation Inc.
(NASDAQ:VTNC, TSX:VTN), visit the website at www.vitran.com.

           This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and
applicable Canadian securities laws. Forward-looking statements may be generally identifiable by use of the words "believe", "anticipate", "intend",
"estimate", "expect", "project", "may", "plans", "continue", "will", "focus should" "endeavor" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on current expectations and are naturally subject to uncertainty and changes in circumstances that may cause actual results to differ materially from those expressed or implied by such forward-looking statements.
           Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Vitran's actual results, performance or achievements to differ materially from those projected in the forward-looking statements. Factors that may cause such differences include, but are not limited to, technological change, increases in fuel costs, regulatory changes, the general health of the economy, seasonal fluctuations, unanticipated changes in railroad capacities, exposure to credit risks, changes in labour relations and competitive factors. More detailed information about these and other factors is included in the annual MD&A on Form 10K under the heading "General Risks and Uncertainties." Additional information regarding non-GAAP measures is also included on Form 10K. Many of these factors are beyond the Company's control; therefore, future events may vary substantially from what the Company currently foresees. You should not place undue reliance on such forward-looking statements. Vitran Corporation Inc.
does not assume the obligation to revise or update these forward-looking statements after the date of this document or to revise them to reflect the occurrence of future unanticipated events, except as may be required under applicable securities laws.

           <<
                               (financial statements follow)

                                  Vitran Corporation Inc.
                                Consolidated Balance Sheets
                      (in thousands of United States dollars, US GAAP)

                                                               Dec. 31,     Dec. 31,
                                                                  2009         2008

           Assets
           Current assets:
             Accounts receivable                                69,591       65,741
             Inventory, deposits and prepaid expenses           11,539       12,063
             Income and other taxes recoverable                    683          792
             Deferred income taxes                               3,495        1,877
                                                           ------------ ------------
                                                                85,308       80,473

           Property and equipment                              145,792      152,602
           Intangible assets                                    10,766       13,279
           Goodwill                                             18,878       17,057
           Deferred income taxes                                33,594       30,181
                                                           ------------ ------------
                                                           $   294,338  $   293,592
                                                           ------------ ------------
                                                           ------------ ------------
           Liabilities and Shareholders' Equity
           Current liabilities:
             Bank overdraft                                $       105  $     3,912
             Accounts payable and accrued liabilities           65,446       63,495
             Current portion of long-term debt                  17,125       16,925
                                                           ------------ ------------
                                                                82,676       84,332

           Long-term debt                                       72,956       93,477
           Other                                                 2,919        4,540

           Shareholders' equity:
             Common shares                                      99,584       77,500
             Additional paid-in capital                          4,264        3,525
             Retained earnings                                  29,281       33,253
             Accumulated other comprehensive income (loss)       2,658       (3,035)
                                                           ------------ ------------
                                                               135,787      111,243
                                                           ------------ ------------
                                                           $   294,338  $   293,592
                                                           ------------ ------------
                                                           ------------ ------------

                        (Consolidated Statements of Income follows)

                                  Vitran Corporation Inc.
                             Consolidated Statements Of Income
                                        (Unaudited)
           (in thousands of United States dollars except per share amounts, US GAAP)

                                       Three months             Twelve months
                                      ended Dec. 31,            ended Dec. 31,

                                     2009         2008         2009         2008
                                 ------------ ------------ ------------ ------------
           Revenue               $   165,027  $   154,235  $   629,260  $   726,337
           Operating expenses        162,027      153,115      609,767      695,294
           Goodwill impairment             -      107,351            -      107,351
           Depreciation and
            amortization expense       4,951        5,056       19,902       21,024
                                 ------------ ------------ ------------ ------------
                                     166,978      265,522      629,669      823,669

           Income (loss) from
            operations before
            undernoted                (1,951)    (111,287)        (409)     (97,332)

           Interest expense, net       2,204        2,813        9,496        9,223

           Income (loss) from
            operations before
            income taxes              (4,155)    (114,100)      (9,905)    (106,555)

           Income (recovery) taxes    (1,818)     (35,098)      (5,933)     (35,330)
                                 ------------ ------------ ------------ ------------

           Net income (loss)     $    (2,337) $   (79,002) $    (3,972) $   (71,225)
                                 ------------ ------------ ------------ ------------
                                 ------------ ------------ ------------ ------------

           Basic income (loss)
            per share -
            Net income (loss)    $     (0.14) $     (5.85) $     (0.28) $     (5.28)
           Diluted income (loss)
            per share -
            Net income (loss)    $     (0.14) $     (5.85) $     (0.28) $     (5.28)
           Weighted average
            number of shares:
             Basic                16,266,441   13,498,159   14,293,747   13,485,132
             Diluted              16,266,441   13,498,159   14,293,747   13,485,132

                             (Statements of Cash Flows follow)

                                  VITRAN CORPORATION INC.
                           CONSOLIDATED STATEMENTS OF CASH FLOWS
                                        (Unaudited)
                      (In thousands of United States dollars, US GAAP)

                                    Three        Three       Twelve       Twelve
                                    months       months       months       months
                                    Ended        Ended        Ended        Ended
                                   Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
                                     2009         2008         2009         2008

           Cash provided by
            (used in):
           Operations:
             Net income (loss)   $    (2,337) $   (79,002) $    (3,972) $   (71,225)
             Items not involving
              cash from
              operations:
               Depreciation and
                amortization
                expense                4,951        5,056       19,902       21,024
               Goodwill impairment         -      107,351            -      107,351
               Deferred income
                taxes                 (2,662)     (35,322)      (6,816)     (35,439)
               Share-based
                compensation
                expense                  136          241          739        1,089
               Loss (gain) on
                sale of property
                and equipment            154          (38)        (285)        (326)
             Change in non-cash
              working capital
              components               7,336       15,625         (933)       5,772
                                 ------------ ------------ ------------ ------------
                                       7,578       13,711        8,635       28,246
           Investments:
           Purchase of property
            and equipment             (1,052)      (1,497)      (5,007)     (12,337)
           Proceeds on sale of
            property and equipment       479          185        1,657        1,572
           Additional payment due
            to acquisition of
            subsidiary                (1,000)      (3,250)      (1,000)      (3,250)
                                 ------------ ------------ ------------ ------------
                                      (1,573)      (4,562)      (4,350)     (14,015)
           Financing:
           Revolving credit
            facility and bank
            overdraft                   (653)      (5,278)         948        3,063
           Repayment of long-term
            debt                      (4,092)      (2,488)     (19,396)     (10,214)
           Financing costs                 -       (1,007)        (414)      (1,007)
           Repayment of capital
            leases                    (1,283)      (1,582)      (5,804)      (7,902)
           Issue of common shares
            in private offering            -            -       21,318            -
           Issue of common shares
            upon exercise of stock
            options                        -            -          333          254
                                 ------------ ------------ ------------ ------------
                                      (6,028)     (10,355)      (3,015)     (15,806)

           Effect of translation
            adjustment on cash            23        1,206       (1,270)       1,575
                                 ------------ ------------ ------------ ------------

           Increase (decrease) in
            cash position                  -            -            -            -
           Cash position, beginning
            of period                      -            -            -            -
                                 ------------ ------------ ------------ ------------
           Cash position, end
            of period            $         -  $         -  $         -  $         -
                                 ------------ ------------ ------------ ------------
                                 ------------ ------------ ------------ ------------
           Change in non-cash
            working capital
            components:
             Accounts receivable $     8,017  $    27,509  $    (3,850) $     8,520
             Inventory, deposits
              and prepaid expenses       225           99          938          269
             Income and other
              taxes recoverable/
              payable                    962         (639)          28          956
             Accounts payable and
              accrued liabilities     (1,868)     (12,622)       1,951       (3,973)
                                 ------------ ------------ ------------ ------------
                                 $     7,336  $    15,625  $      (933) $     5,772
                                 ------------ ------------ ------------ ------------
                                 ------------ ------------ ------------ ------------

                        (additional financial information follows)

                       Supplementary Segmented Financial Information
                                (000's of $U.S.) (Unaudited)

           -----------------------------------  ------------------------------------
           For the quarter ended                For the quarter ended
           Dec. 31, 2009                        Dec. 31, 2008
           -----------------------------------  ------------------------------------
                              Inc. from                            Inc. from
                    Revenue  Operations    OR%           Revenue  Operations    OR%
           -----------------------------------  ------------------------------------
           LTL      134,705      (2,618) 101.9  LTL      127,130      (4,741) 103.7
           -----------------------------------  ------------------------------------
           LOG       21,465       1,927   91.0  LOG       18,581       1,371   92.6
           -----------------------------------  ------------------------------------
           TL         8,857         168   98.1  TL         8,524         299   96.5
           -----------------------------------  ------------------------------------

           -----------------------------------  ------------------------------------
           For the twelve months                For the twelve months
           ended Dec. 31, 2009                  ended Dec. 31, 2008
           -----------------------------------  ------------------------------------
                              Inc. from                            Inc. from
                    Revenue  Operations    OR%           Revenue  Operations    OR%
           -----------------------------------  ------------------------------------
           LTL      519,215      (2,648) 100.5  LTL      610,933       8,980   98.5
           -----------------------------------  ------------------------------------
           LOG       76,106       5,480   92.8  LOG       81,030       4,373   94.6
           -----------------------------------  ------------------------------------
           TL        33,939         790   97.7  TL        34,374       1,307   96.2
           -----------------------------------  ------------------------------------

                           LTL SEGMENT - Statistical Information
                                        (Unaudited)

                                   For the quarter ended
                                     December 31, 2009
           -------------------------------------------------------------------------
                                                             LTL        Q. over Q.
           ($U.S.)                                        Division       % Change
           -------------------------------------------------------------------------
           Revenue (000's)                              $    134,705        (x)1.5%
           -------------------------------------------------------------------------
           No. of Shipments                                  916,372           3.6%
           -------------------------------------------------------------------------
           Weight (000's lbs)                              1,399,812           4.7%
           -------------------------------------------------------------------------
           Revenue per shipment                         $     147.00       (x)(2.0%)
           -------------------------------------------------------------------------
           Revenue per CWT                              $       9.62       (x)(3.0%)
           -------------------------------------------------------------------------

                                        Year-to-date
                                     December 31, 2009
           -------------------------------------------------------------------------
                                                             LTL       Yr.-to-date.
           ($U.S.)                                        Division      % Change(x)
           -------------------------------------------------------------------------
           Revenue (000's)                              $    519,215      (x)(13.4%)
           -------------------------------------------------------------------------
           No. of Shipments                                3,705,152          (5.7%)
           -------------------------------------------------------------------------
           Weight (000's lbs)                              5,492,869          (8.1%)
           -------------------------------------------------------------------------
           Revenue per shipment                         $     140.13       (x)(8.2%)
           -------------------------------------------------------------------------
           Revenue per CWT                              $       9.45       (x)(5.8%)
           -------------------------------------------------------------------------

           (x) All % changes have been normalized for the impact of foreign exchange fluctuation, period over period.
           >>

           %SEDAR: 00004231E %CIK: 0000946823

           /For further information: Richard Gaetz, President/CEO, Sean Washchuk, VP
Finance/CFO, Vitran Corporation Inc., (416) 596-7664/
           (VTNC VTN.)

CO:  Vitran Corporation Inc.

CNW 07:00e 08-FEB-10